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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report:  October 28, 1996


                              APPLE COMPUTER, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


        0-10030                                        94-2404110
(Commission File Number)                (I.R.S. Employer Identification Number)



  1 INFINITE LOOP, CUPERTINO, CALIFORNIA                      95014
 (Address of Principal Executive Offices)                   (Zip Code)



                                 (408) 996-1010
              (Registrant's Telephone Number, Including Area Code)



                    The Index to Exhibits appears on page 4.

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                       INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.

     On October 16, 1996, the Registrant issued a press release announcing its quarterly results for its fourth quarter ended September 27, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          NOT APPLICABLE.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          NOT APPLICABLE.

     (c)  EXHIBITS.

          99.1 Press release dated October 16, 1996 announcing quarterly results for its fourth quarter ended September 27, 1996.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLE COMPUTER, INC.


DATE:  October 28, 1996                 By:    /s/ SUSAN L. THORNER
                                            ------------------------------------
                                              Name:  Susan L. Thorner
                                              Title: Director, Corporate Law and
                                                     Assistant Secretary

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                                INDEX TO EXHIBITS



Exhibit   Description                                                       Page
-------   -------------------------------------------------------------     ----


99.1      Press release dated October 16, 1996 announcing Apple Computer,      5
          Inc.'s quarterly results for its fourth quarter ended
          September 27, 1996.